Exhibit 99.1

INVESTOR UPDATE EP ENERGY CORPORATION SEPTEMBER 2018

CAUTIONARY STATEMENT REGARDING 2 EP Energy Corporation FORWARD LOOKING STATEMENTS This presentation includes certain forward-looking statements and projections of EP Energy. EP Energy has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed, including, without limitation, the volatility of, and potential for sustained low oil, natural gas, and NGL prices; the supply and demand for oil, natural gas and NGLs; changes in commodity prices and basis differentials for oil and natural gas; EP Energy’s ability to meet production volume targets; the uncertainty of estimating proved reserves and unproved resources; the future level of operating and capital costs; the availability and cost of financing to fund future exploration and production operations; the success of drilling programs with regard to proved undeveloped reserves and unproved resources; EP Energy’s ability to comply with the covenants in various financing documents; EP Energy’s ability to obtain necessary governmental approvals for proposed E&P projects and to successfully construct and operate such projects; actions by the credit rating agencies; credit and performance risks of EP Energy’s lenders, trading counterparties, customers, vendors, suppliers, and third party operators; general economic and weather conditions in geographic regions or markets served by EP Energy, or where operations of EP Energy are located, including the risk of a global recession and negative impact on oil and natural gas demand; the uncertainties associated with governmental regulation, including any potential changes in federal and state tax laws and regulation; competition; and other factors described in EP Energy’s Securities and Exchange Commission filings. While EP Energy makes these statements and projections in good faith, neither EP Energy nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. EP Energy assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by EP Energy, whether as a result of new information, future events, or otherwise. This presentation presents certain production and reserves-related information on an "equivalency" basis. Equivalent volumes are computed with natural gas converted to barrels at a ratio of six Mcf to one Bbl. These conversions are based on energy equivalency conversion methods primarily applicable at the burner tip and do not represent value equivalencies at the wellhead. Although these conversion factors are industry accepted norms, they are not reflective of price or market value differentials between product types. This presentation refers to certain non-GAAP measures such as “EBITDAX”, “Adjusted EBITDAX”, “Net Debt”, and “Net Debt/Annualized Adjusted EBITDAX”. Definitions of these measures and reconciliations between U.S. GAAP and non-GAAP financial measures are included in or can be derived from the Second Quarter 2018 press release and Second Quarter 2017 Financial and Operational Reporting Package at epenergy.com.

OUR MISSION The EP Energy team is driven to deliver superior returns for our investors by developing the oil and natural gas that feeds America’s growing energy needs. The company focuses on enhancing the value of its high quality asset portfolio, increasing capital efficiency, maintaining financial flexibility, and pursuing accretive acquisitions and divestitures. EP Energy is working to set the standard for efficient development of hydrocarbons in the U.S. 3 EP Energy Corporation

EP ENERGY RECENT HIGHLIGHTS 4 EP Energy Corporation •Initialized flowback on first two Altamont horizontal wells •Commenced operations on 2nd Eagle Ford EOR Pilot •1Q Eagle Ford well completions continuing to outperform pre-2018 offset wells •Drilled first 16,000 ft. lateral length wells in Eagle Ford •Water handling facilities now operational in Eagle Ford, now moving 50% of water via pipe •Seabed Veil sell-down of 12.5MM EPE shares completed in August, public float now 20%

IMPROVING METRICS 5 1: Ratio calculated by dividing total net debt by annualized quarterly Adjusted EBITDAX for each period EP Energy Corporation Adjusted EBITDAX ($MM) 300 250 200 150 100 4Q'161Q'172Q'173Q'174Q'171Q'182Q'18 Net Debt / Annualized Adjusted EBITDAX1 6.5 6.0 5.5 5.0 4.5 4.0 3.5 3.0 4Q'161Q'172Q'173Q'174Q'171Q'182Q'18

LOWERING COST STRUCTURE: 2017 LOE 25.00 6 Data source: FactSet, 24 Peers (APC CHK CLR CRC CRZO CXO DNR DVN ECA EOG EPE FANG LPI MRO NFX NBL OAS PE PXD QEP SM SN WLL WPX WRD) EP Energy Corporation ($/Boe) 20.00 15.00 10.00 5.00 - 123456789EPE101112131415161718192021222324 EPE 2017 $5.42/Boe

LOWERING COST STRUCTURE: 2Q’2018 LOE 7 Data source: FactSet, 24 Peers (APC CHK CLR CRC CRZO CXO DNR DVN ECA EOG EPE FANG LPI MRO NFX NBL OAS PE PXD QEP SM SN WLL WPX WRD) EP Energy Corporation ($/Boe) 25.00 20.00 15.00 10.00 5.00 - 1234EPE56789101112131415161718192021222324 EPE 2Q’18 $4.95/Boe

INCREASING CAPITAL EFFICIENCY 8 1 Economic Boe’s are calculated with ratios of gas at 18.33:1 and NGL at 0.44:1 2 Current go-forward costs are used for historical wells and 1Q’18 wells (19 wells in both periods) Cumulative Oil (Bbl) Cumulative Net Boe/$M Spent (Economic Boe/$M) 1,2 EP Energy Corporation 1Q'18 Eagle Ford Well Performance vs Immediate Historical Offsets Increased Completion Design 80,000 70,000 60,000 50,000 40,000 30,000 20,000 10,000 0 020406080100120140 Flowing Days 1Q'18 Infill/Parents4Q'16-1Q'17 Infill/Parents Net Boe/$M - 1Q'18 Infill/ParentsNet Boe/$M - 4Q'16 - 1Q'17 Infill/Parents

INCREASING CAPITAL EFFICIENCY 15,000 9 1 Economic Boe’s are calculated with ratios of gas at 18.33:1 and NGL at 0.44:1 2 Current Go-forward costs are used for historical wells and 1Q’18 wells (4 wells in both periods) Cumulative Oil (Bbl) Cumulative Net Boe/$M Spent (Economic Boe/$M) 1,2 EP Energy Corporation 1Q'18 Eagle Ford Efficiency vs Immediate Historical Offsets Decreased Completion Design 45,000 40,00010 35,000 8 30,000 25,0006 20,000 4 10,000 2 5,000 00 020406080100 Flowing Days 1Q'18 Infills4Q'16-1Q'17 Infills Net Boe/$M Spent - 1Q'18 InfillsNet Boe/$M Spent - 4Q'16-1Q'17 Infills

INCREASING POTENTIAL: ALTAMONT HORIZONTAL ACTIVITY MAP A’ Wasatch Hz Potential 10 *Top of Castle Peak Structure EP Energy Corporation Horizontal Wells Newfield Crescent Point Energy Axia Energy II LGR Hz Potential LGR and Wasatch Hz Potential EP Energy Acreage A

INCREASING POTENTIAL: ALTAMONT HORIZONTAL TARGETS UGR LGR (Yellow Wax) WASATCH 3 11 16,000’ TVD LGR Horizontal Potential LGR and Wasatch Horizontal Potential EP Energy Corporation A 7,000’ A’ 8,000’ 9,000’ 10,000’ 11,000’ 12,000’ 13,000’ 14,000’ 15,000’ GARDEN GULCH DOUGLAS CREEK (Black Wax)BLACK SHALE CASTLE PEAK UTELAND BUTTE WASATCH 5 WasatchWASATCH 4MGR 3350’ Red Bed Wedge